Exhibit 3.9

Exhibit 3.9 ROSS MILLER Secretary of State 204 North Carson Street, Suite 4 Carson City, Nevada 89701-4520 (775) 684-5708 Website: secretaryofstate.biz Articles of Organization Limited-Liability Company (PURSUANT TO NRS 86) Filed in the office of Document Number 20060440747-84 Dean Heller Secretary of State State of Nevada Filing Date and Time 07/11/2006 1:43 PM Entity Number E0513502006-0 ABOVE SPACE IS FOR OFFICE USE ONLY 1. Name of Limited-Liability Company: Tenth east holdings llc Check box if a series Limited-Liability Company 2. Registered Agent Name and Street Address: (must contain approved limited-liability company wording; see instructions) ALBRIGHT STODDARD WARNICK ALBRIGHT Name 801 S. RANCHO DRIVE, SUITE D-4 LAS VEGAS NEVADA 89106 Physical street address city Zip Code Additional Mailing Address City State Zip Code 3. Dissolution Date: (optional instructions) Latest date upon which the company is to dissolve (if existence is not perpetual): 4. Management: (Check one) Company shall be managed by: Manager(s) OR Member 5. Name and Address, of Manager(s) or Member: (attach additional pages as necessary) THE ENSIGN GROUP, INC., a Delaware corporation Name 27101 PUERTA REAL, SUITE 450 MISSION VIEJO CA 92691 Street Address City State Zip Code Name Street Address City State Zip Code Name Street Address City State Zip Code 6. Name, Address and Signature of Organizer: (if more than one organizer attach additional page) WILLIAM H. STODDARD, JR. Name Signature 801 S. RANCHO DRIVE, SUITE D-4 LAS VEGAS NV 89106 Address City State Zip Code 7. Certificate of Acceptance of Appointment of Registered Agent: I hereby accept appointment as Resident agent for the above named limited-liability company. WILLIAM H. STODDARD, JR. 07/11/06 Authorized Signature of R.A. or On Behalf of R.A. Company Date Nevada Secretary of State Form LLC ARTS 2005 Revised on 12/10/05 This form must be accompanied by appropriate fees.

Exhibit 3.9

Exhibit 3.9 *091201* Ross Miller Secretary of state 204 north carson street, suite 1 Carson city, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov Filed in the officer of Ross Miller Secretary of State State of Nevada Document Number 20140344909-76Filing Date and Time 05/09/2014 10:45 AM Entity Number E0513502006-0 Amendment to Articles of Organization (Pursuant TO NRS 86.221) USE BLACK INK ONLY – DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE ONLY Certificate of Amendment to Articles of Organization For a Nevada Limited- Liability Company (Pursuant to NRS 86:221) 1. Name of limited-liability company: Tenth East Holding LLC 2. The company in managed by: Managers OR Members (check only one box) 3. The article have been amended as follows: (provide article number, if available) 4. Management: Company shall be managed by Members. 5. Name and Address of Member: The Ensign Group, Inc., a Delaware corporation, 27101 Puerta Real, Suite 450, Mission Viejo, CA 92691 4. Effective date and time of filing: (optional) Date: Time: (must not be later then 90 days after the certificate if filed) 5. Signature (must be signed by at least one manager or by a managing member): By: THE ENSIGN GROUP, INC. A Delaware corporation, its sole By: Signature * 1) If amending company name, it must contain the words “Limited-Liability Company,” “Limited Company,” or “Limited,” or the abbreviations “Ltd.,” “L.L.C.,” “L.C.,” “LLC” or “LC.” The word “Company” may be abbreviated as “Co.” 2) if adding managers, provide names and addresses. FILING FEE: $175.00 IMPORTANT: Failure to include any of above information and submit with the proper fees may cause this filling to be rejected. This form must be accompanied by appropriate fees. Nevada Secretary of State 86.221 DLLC Amendment Revised: 8-31-11

INITIAL/ANNUAL LIST OF MANAGERS OR MANAGING MEMBERS AND STATE BUSINESS LICENSE APPLICATION OF: ENTITY NUMBER TENTH EAST HOLDINGS LLC E0513502006-0 NAME OF LIMITED-LIABILITY COMPANY FOR THE FILING PERIOD OF JUL, 2014 TO JUL, 2015 *100401* Filed in the office of Document Number 20140485705-96 Ross Miller Secretary of State State of Nevada Filing Date and Time 07/03/2014 11:50 AM Entity Number E0513502006-0 (This Document was filed electronically) ABOVE SPACE IS FOR OFFICE USE ONLY USE BLACK INK ONLY-DO NOT HIGHLIGHT **YOU MAY FILE THIS FORM ONLINE AT www.nvsllverflume.gov** Return one file stamped copy. (if filing not accompanied by order instructions, file stamped copy will be sent to registered agent.) IMPORTANT: Read instructions before completing and returning this form. 1. Print or type names and addresses, either residence or business, for all manager or managing members A Manager, or if none, a Managing Member of the LLC must sign the form. FORM WILL BE RETURNED IF UNSIGNED. 2. If there are additional managers or managing members, attach a list or them to this form. 3. Return completed form with the fee of $125.00. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list far the previous year. State business license fee is $200.00 Effective 2/1/2010, $100 00 must be added for failure to file form by deadline. Make your check payable to the Secretary of State 6 Ordering Copies: if requested above, one file stamped copy will be returned at no additional charge To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order. Return the completed form to; Secretary of State, 202 North Carson Street. Carson City. Nevada 89701-4201. (775) 684-5708. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing. ANNUAL LIST FILING FEE: $125.00 LATE PENALTY: $75.00 (if filing late) BUSINESS LICENSE FEE: $200.00 LATE PENALTY $100.00 (if filing late) CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW NRS 76.020 Exemption Codes Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: 001—Governmental Entity 005-Motion Picture Company 006—NRS 680B.020 Insurance Co. NOTE: If claiming an exemption a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result In rejection, which could result in late fees. NAME CTR PARTNERSHIP, L.P. MANAGER OR MANAGING MEMBER ADDRESS CITY STATE ZIP CODE 27101 PUERTA REAL STE 400, USA MISSION VIEJO CA 92691 NAME MANAGER OR MANAGING MEMBER ADDRESS CITY STATE ZIP CODE NAME MANAGER OR MANAGING MEMBER ADDRESS CITY STATE ZIP CODE NAME MANAGER OR MANAGING MEMBER ADDRESS CITY STATE ZIP CODE None of the managers or managing members identified in the list of managers and managing members has been identified with the fraudulent Intent of concealing the Identity of any person or persons exercising the power or authority of a manager or managing member In furtherance of any unlawful conduct. I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239,330, it is a category C felony to knowingly offer any false or forged instrument for tiling in the Office of the Secretary of State, WILLIAM WAGNER Title Date CHIEF FINANCIAL OFFICER 7/3/2014 11:50:04 AM Signature of Manager, Managing Member or Other Authorized Signature Nevada Secretary of State List ManorMem Revised: 8-8-13